Exhibit 99.2

TVI CORPORATION

NON-EMPLOYEE DIRECTOR STOCK GRANT AND RESTRICTION AGREEMENT

THIS NON-EMPLOYEE DIRECTOR STOCK GRANT AND RESTRICTION AGREEMENT (the “Agreement”) is made under seal as of the 27th day of May, 2005 by and between TVI CORPORATION, a Maryland corporation (the “Company”), and                      (the “Board Member”).

WHEREAS, the Board of Directors of the Company has previously determined that it is in the Company’s best interest to make certain outright grants of the Company’s Common Stock, par value One Cent ($0.01) per share (the “Common Stock”), under the Company’s 1998 Amended and Restated Incentive Stock Option Plan (the “Plan”) to each Board member for service thereon pursuant to the form of this Agreement;

WHEREAS, it has been specifically approved that a total of thirty-five thousand seven hundred fifteen (35,715) shares of Company Common Stock be issued to the Board under the Plan pursuant to the form of Stock Grant and Restriction Agreement;

WHEREAS, each member of the Board is hereby granted, effective as of this date, a total of seven thousand one hundred forty-three (7,143) shares of Common Stock (the “Shares”) under the Plan, the future resale of which is already registered pursuant to a Registration Statement on Form S-8 filed by the Company with the Securities and Exchange Commission on July 1, 2003 (the “Registration Statement”), subject to the provisions contained in the Stock Grant and Restriction Agreement.

WHEREAS, the Company now desires to issue a share certificate to the Board Member representing the Shares, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, IT IS AGREED between the parties under seal as follows:

1. ISSUANCE OF SHARE CERTIFICATE. The Company hereby agrees to issue to Board Member an aggregate of seven thousand one hundred forty-three (7,143) Shares in partial consideration for Board Members service as a member of the Board of Directors of the Company.

2. LIMITATIONS ON TRANSFER.

(a) Board Member shall not sell, assign, hypothecate, donate, gift, subject to a security interest or otherwise dispose of, transfer or encumber in any manner any interest in the Shares except in compliance with the provisions herein and all applicable securities laws

(b) Subject to Section 2(c) below, at all times prior to the earlier of: (a) May 27, 2006, or (ii) the 2006 TVI Annual Directors’ Meeting, the Board Member shall not shall not, without the express prior written consent of the Company, directly or indirectly sell, offer, transfer, assign, pledge, hypothecate or otherwise dispose of, or subject to any lien, security interest or any other encumbrance or interest whatsoever in favor of any third party (hereinafter “sell” or “transfer”), any of the Shares in any manner whatsoever. The term “transfer” also includes any purported transfer, assignment, sale or other disposition by assignment or operation of law, as a result of the appointment of a trustee in bankruptcy for the Board Member, under any judgment or order, as the result of the appointment of a receiver for the Board Member, or as a result of any assignment for the benefit of creditors.

(c) Notwithstanding the foregoing prohibition in Section 2(b), the Board Member shall be entitled at anytime to effect a Permitted Transfer. A “Permitted Transfer” shall be the transfer of any Shares to his spouse and any of their lineal descendants; provided, however, that any such transfer shall not be considered a “Permitted Transfer” unless and until the transferee shall execute a supplement to this Agreement to the effect that such person and any stock transferred to that person shall thereafter be subject to all or the terms and conditions of this Agreement. Also notwithstanding the foregoing, the Board Member shall be immediately released in full from the foregoing restriction in the event of his death or disability. “Disability,” for purposes of this Agreement shall mean a physical or mental condition of the Board Member resulting from a bodily injury, disease, or mental disorder which renders the Board Member incapable of performing the duties as a member of the Board of Directors in a competent and professional manner. In determining the nature and extent of a Board Member’s disability, the Company may select a physician to examine the Board Member and to advise the Company with respect to such disability. In any event, the final determination of the existence, nature and extent of such disability shall be made by disinterested members of the Board of Directors of the Company, in the good faith exercise of their reasonable discretion.

(d) No attempted transfer of the Shares in violation of this Agreement shall be made or recorded on the books of the Company, and any such attempted transfer shall be void and of no effect ab initio. In order to effectuate this Agreement, each certificate of Stock representing the Shares shall bear a legend restricting transfer upon its face or back and appropriate “stop transfer” instructions will be lodged with the Company’s’ Transfer Agent.

3. MARKET STAND-OFF AGREEMENT. In the event of an underwritten offering of Company securities, if requested by the managing or lead managing underwriter, Board Member shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Shares (the “Restricted Securities”), for a period of time specified by the underwriter(s) in writing (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Act. In connection with any such registration, the Board Member shall supply the Company with such information as may be reasonably requested by the Company in connection with the preparation and filing of a registration statement with the Securities and Exchange Commission (the “SEC”). The Board Member shall not supply any information to the Company for inclusion in such registration statement that will, taken as a whole, at the time the registration statement becomes effective under the Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Board Member agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Board Member’s Restricted Securities until the end of such period. The Company represents and covenants that the foregoing “lock-up” restriction is and shall be no less favorable as is and shall be required by the Company from any other person or entity to which the Company issues shares of its securities as a result of the Company’s acquisition of such person’s or entity’s business.

4. TAX MATTERS. Board Member understands that (1) Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares; (2) the restrictions on the sale of the

NON-EMPLOYEE DIRECTOR STOCK GRANT AND RESTRICTION AGREEMENT

Shares imposed hereunder do not amount to a substantial risk of forfeiture under Section 83(a) of the Code; (3) and that the grant of the Shares will result in ordinary income to Board Member. Board Member acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Board Member further acknowledges that the Company has directed Board Member to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Board Member may reside, and the tax consequences of Board Member’s death. Board Member assumes all responsibility for paying all taxes resulting from such election or the lapse of any restrictions on the Shares.

5. REFUSAL TO TRANSFER. The Company shall not be required (a) to transfer on its books any shares of Shares of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as record or beneficial owner of such shares or to accord the right to vote such shares or to pay dividends with respect to such shares to any transferee to whom such shares shall have been so transferred.

6. NO CONTINUING RIGHTS. This Agreement is not an employment or service contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or a parent or subsidiary of the Company) to terminate Board Member’s board service for any reason at any time, with or without cause and with or without notice.

7. MISCELLANEOUS.

(a) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

(b) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Board Member, Board Member’s successors, and assigns. The rights of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.

(c) Attorneys’ Fees; Specific Performance. Board Member shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company in the event of a breach hereof by Board Member and that the Company shall be entitled to specific enforcement of its rights hereunder.

(d) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e) Further Execution. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

NON-EMPLOYEE DIRECTOR STOCK GRANT AND RESTRICTION AGREEMENT

(f) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i) Defined Terms. Any capitalized term used in this Agreement not defined herein, shall have the same meaning as is ascribed to such term under the Purchase Agreement.

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NON-EMPLOYEE DIRECTOR STOCK GRANT AND RESTRICTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TVI CORPORATION

By:	/s/ Richard V. Priddy
Richard V. Priddy, President & CEO

BOARD MEMBER:

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STOCK GRANT AGREEMENT